                                                                      Exhibit 24

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.







/s/ Jesse M. Jaynes              (SEAL)
--------------------------------
Jesse M. Jaynes, Ph.D., Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.







/s/ James Colker       (SEAL)
------------------------
James Colker, Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.







/s/ Donald A. Guthrie               (SEAL)
-----------------------------------
Donald A. Guthrie, Ph.D., Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.







/s/ John Bridwell        (SEAL)
------------------------
John Bridwell, Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.






/s/ Alfonso Lovo-Cordero
--------------------------------------(SEAL)
Alfonso Lovo-Cordero, LL.D, Director

                               POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June, 1999.







/s/ Konrad M. Weis               (SEAL)
--------------------------------
Konrad M. Weis, Ph.D., Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Initial Report of Demegen, Inc. on Form 10/Amendment No. 2 for the period ended September 30, 1998, and to file such Initial Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 1st day of June , 1999.






/s/ Robert E. Hannan
--------------------------------------(SEAL)
Robert E. Hannan, Director